                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 19, 2000


                          Citadel Holding Corporation
                          ---------------------------

            (Exact name of registrant as specified in its charter)

         Nevada                             1-8625                          95-3885184
         ------                             ------                          -----------

 (State or other Jurisdiction of    (Commission File Number)       (I.R.S. Employer Identification
         incorporation)                                                          No.)


550 South Hope Street, Suite 1825, Los Angeles CA                 90071
-------------------------------------------------                 -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (213) 239-0540


                                      NA
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On September 19, 2000, Citadel Holding Corporation ("Citadel") completed the acquisition via merger (the "OBI Merger") of Off Broadway Investments, Inc. ("OBI"). A press release reporting the closing of the OBI Merger is attached as
Exhibit 99.1 and incorporated herein by reference. Information regarding the OBI Merger and OBI, and the other information required by Item 2 of Form 8-K, has been previously reported in Citadel's definitive proxy statement dated August 12, 2000 (the "Proxy Statement"), under the caption "Proposal No. 2: Proposal to Authorize the Issuance of Class A Non-Voting Common Stock and Class B Voting Common Stock to Complete the Acquisition by Merger of OBI," which information is incorporated herein by reference. As previously reported in the Proxy Statement, after adjusting for non-recurring expenses and payments to affiliates of OBI, OBI had cash flow for the fiscal year ended December 31, 1999 of approximately $1.9 million. The corresponding adjusted cash flow for the six months ended June 29, 2000 was approximately $0.7 million. The reduction in cash flow was due to the Minetta Lane Theatre being dark from April 2000 to the end of July 2000, due to an unexpected show cancellation.

Item 5.  Other Events.
         ------------

     On September 1, 2000, the series of transactions referred to in the Proxy Statement as the "Sutton Hill Transactions" became effective (except for the closing of the OBI Merger). Such transactions are also described in the press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

     (a)  Financial statements of businesses acquired

     Financial statements of OBI as required by Item 7(a) of Form 8-K for and as of the end of the fiscal years ended December 30, 1999 and December 31, 1998, and for and as of the end of the periods ended March 30, 2000 and April 1, 1999, were included in the Proxy Statement and are incorporated herein by reference. Additional financial statements required by Item 7(a) are attached to this Report as Exhibit 99.2.

     (b)  Pro forma financial information

     Certain pro forma financial information was included in the Proxy Statement and is incorporated herein by reference. Additional pro forma financial required by Item 7(b) of Form 8-K are attached to this Report as Exhibit 99.2.

     (c)  Exhibits

             2.1 Agreement and Plan of Merger, dated as of July 28, 2000, among Citadel, Citadel Off Broadway Theatres, Inc., OBI, Michael R. Forman, and James J. Cotter. (Incorporated by reference to Exhibit A to the Proxy Statement. Schedules to the Agreement and Plan of Merger are listed in the table of contents thereto and will be filed with the Commission on request of the Commission.)

          10.1 Agreement of Purchase and Sale of Membership Interest, dated as of July 28, 2000, among Citadel Cinemas, Inc. ("Citadel Cinemas"), James J. Cotter, and Michael R. Forman.

          10.2 Promissory Note, dated as of July 28, 2000, from Citadel Cinemas payable to James J. Cotter, in the principal amount of $2,250,000.

          10.3 Promissory Note, dated as of July 28, 2000, from Citadel Cinemas payable to Michael R. Forman in the princiapl amount of $2,250,000.

          10.4 Guaranty, dated as of July 28, 2000, by Citadel of Citadel Cinemas's obligations under the Promissory Note to James J. Cotter.

          10.5 Guaranty, dated as of July 28, 2000, by Citadel of Citadel Cinemas's obligations under the Promissory Note to Michael R. Forman.

          10.6 Lease Agreement, dated as of July 28, 2000, between Sutton Hill Capital, L.L.C. ("SHC") and Citadel Cinemas.

          10.7 Lease Guarantee, dated as of July 28, 2000, by Citadel of Citadel Cinemas's obligations under the Lease Agreement.

          10.8 Agreement With Respect to Fee Option, dated as of July 28, 2000, between SHC and Citadel Realty, Inc.

          10.9 Guaranty, dated as of July 28, 2000, by Citadel of Citadel Realty, Inc.'s obligations under the Agreement With Respect to Fee Option.

          10.10 Guaranty, dated as of July 28, 2000, by James J. Cotter and Michael R. Forman.

          10.11 Letter, dated as of July 28, 2000, from SHC to Citadel and Citadel Cinemas with respect to financial statements.

          10.12 Letter, dated as of July 28, 2000, from Citadel Cinemas to City Cinemas, Inc. with respect to employees.

          10.13 Guaranty, dated as of July 28, 2000, by Sutton Hill Associates with respect to certain obligations of SHC.

          10.14 License Agreement, dated as of July 28, 2000, between SHC and Citadel Cinemas.

          10.15 Administrative Services Agreement, dated as of July 28, 2000, between City Cinemas, Inc. and Citadel Cinemas.

          10.16 Submanagement Agreement, dated as of July 28, 2000, between City Cinemas, Inc. and Citadel Cinemas.

          10.17 Citadel Standby Credit Facility, dated as of July 28, 2000, between SHC and Citadel.

          10.18 Registration Rights Agreement, dated as of September 20, 2000, among Citadel, James J. Cotter, and Michael R. Forman.

          99.1   Press release dated September 22, 2000.

          99.2 Financial statements of OBI for and as of the end of the periods ended June 30, 2000 and June 30, 1999.

          99.3   Pro forma financial statements.

          99.4   Independent Auditor's consent.


                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Citadel Holding Corporation


Date: October 4, 2000              By: /s/ Andrzej Matyczynski
                                      __________________________________
                                      Name:   Andrzej Matyczynski
                                      Title:  Chief Financial Officer